                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND

                                                                       QUARTERLY
                                                                          REPORT
                                                                OCTOBER 31, 1997

CHAIRMAN'S LETTER TO SHAREHOLDERS
---------------------------------

                                                                           PHOTO

Dear Shareholders:

For the third quarter ended October 31, 1997, the RCM Strategic Global Government Fund, Inc.(NYSE symbol: RCS) earned $0.25 per share of net investment income. The net asset value per share declined approximately $0.33, ending the quarter at $11.79 per share, largely as a result of the Fund's investments in Western Hemisphere emerging market debt. Although the Fund's investment manager, Dresdner RCM Global Investors LLC ("Dresdner RCM" formerly, RCM Capital Management, L.L.C.), avoided investing Fund assets in Southeast Asia, emerging market debt interest rates rose dramatically across the board as investors reacted to the Asian financial crisis by redeploying funds into higher-quality securities.

RCS has continued to invest predominantly in high-quality securities. Fund assets at October 31, 1997, are rated, on average, AA by at least one of the two major credit-rating agencies. In addition, the Fund's investment policies stipulate that the the Fund may not invest more than 20% of its total assets in emerging market debt securities. Dresdner RCM is confident in the quality of the Fund's investments in emerging market securities and intends to maintain positions in Argentina, Mexico and Panama as part of a strategy to achieve RCS' primary objective of generating a high level of income.

Through the first three quarters of this fiscal year, the Fund's total return on net asset value and market price was 5% and 9%, respectively. Over the same period, the Fund has distributed approximately $0.67 per share to each shareholder. Your Board of Directors is pleased that RCS' market price discount to net asset value has recently diminished from levels that have characterized past quarters, and we continue to monitor the discount closely.

Lastly, I am pleased to report that, in October 1997, the Board of Directors appointed me President of the Fund, a position I previously held from RCS' inception until bank regulatory requirements prompted my resignation in connection with Dresdner Bank's acquisition of RCM Capital Management, L.L.C. in June 1996. Your Board of Directors and your investment manager very much appreciate your confidence in the Fund and we look forward to continued success in achieving RCS' investment objectives.

Sincerely,

          [SIG]
Gary W. Schreyer
CHAIRMAN AND PRESIDENT
DECEMBER 15, 1997

FUND HIGHLIGHTS
---------------
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

PERIOD ENDED*                                       10/31/97    7/31/97    4/30/97   1/31/97   10/31/96
-------------------------------------------------------------------------------------------------------
Total investment income                            $   8,613   $  8,756   $  8,766   $ 7,848   $  8,116
Total investment income per share                       0.28       0.29       0.29      0.25       0.27
Net investment income                                  7,466      7,619      7,679     6,687      7,038
Net investment income per share                         0.25       0.25       0.25      0.22       0.23
Net realized and unrealized gain (loss)              (10,984)    10,310     (4,200)    8,577     11,186
Net realized and unrealized gain (loss) per share      (0.36)      0.33      (0.14)     0.28       0.37
Net asset value at end of period                       11.79      12.12      11.76     11.87      11.62
Market price at end of period                          10.94      10.94      10.63     10.63      10.00
Total return on market price                            1.98%      5.03%      2.09%     8.86%      4.86%
Total return on net asset value                        (0.80)%     5.15%      1.14%     4.66%      5.69%
Dividend from net investment income                $    0.22   $   0.22   $   0.22   $  0.26   $   0.22
Effective dividend yield**                              8.12%      8.12%      8.36%     8.36%      8.88%

KEY CHARACTERISTICS                      10/31/97
-------------------------------------------------
MONTHLY DIVIDEND PER SHARE              $   0.074
EFFECTIVE DIVIDEND YIELD**                   8.12%

MARKET PRICE PER SHARE                  $   10.94
NET ASSET VALUE PER SHARE               $   11.79

DURATION                                4.3 YEARS
AVERAGE CREDIT QUALITY                         AA

 * IN THOUSANDS EXCEPT PER SHARE DATA.

** LAST MONTHLY DIVIDEND DIVIDED BY MARKET PRICE AND ANNUALIZED.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC. is a closed-end bond fund investing exclusively in three separate investment sectors: the United States, developed foreign markets, and emerging markets. Currently, the Fund invests in issuers located in North America (United States and Canada), Europe and, to a lesser extent, Latin America. Under normal market conditions, the Fund invests at least 65% of its assets in U.S. or foreign government-issued securities. The investments in the United States are predominantly in mortgage-related securities. Excluding Latin American investments all of the portfolio securities in the Fund currently are rated at least investment grade. The Fund's investments were 100% denominated in U.S. dollars throughout the three-month period ended October 31, 1997.

The primary INVESTMENT OBJECTIVE of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of its shares comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The MARKET ENVIRONMENT for bonds worldwide was overshadowed and then directly impacted by the currency crisis in Asia. The crisis arose from a long-standing combination of heavy capital flows, rapid development funded by weak financial institutions, and policies that failed to promote adequate market reform. World bond markets were generally forced to reassess credit risk. Risk premiums increased on bonds ranging from emerging markets to the highest quality U.S. corporate bonds. In particular, and despite improving fundamentals in the securities held by RCS, Latin American debt securities experienced adverse credit-spread increases of as much as 2%. Changes in credit risk prompted a flight to quality bolstering U.S. Treasuries. As a result, U.S. Treasury 10-year bond rates declined by approximately 0.2% for the three months ended October 31, 1997. Unlike U.S. Treasuries, 10-year government bond rates in Europe increased by 0.1%.

FUND MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------

FUND PERFORMANCE for RCS was affected by the interest rate increases in Europe and Latin America. The quarter's total return on net asset value was -0.8%, while the Fund's market price returned 2.0%. For performance comparisons, RCS uses three indices that it believes are representative of its primary market sectors of mortgages, developed foreign, and emerging market debt. The Salomon Brothers Mortgage Security Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Emerging Market Bond Index produced returns of 2.1%, 2.1% and -8.7%, respectively.

The INTEREST RATE OUTLOOK of Dresdner RCM has been modified as a result of the Asian events. These events are likely to reduce U.S. gross domestic product ("GDP") by at least 0.5% in 1998, and generally are expected to lower inflation worldwide. If U.S. GDP growth slows to 2.5%, the pressure to raise short-term rates in the United States may be mitigated, setting a better tone for rates in 1998. Dresdner RCM believes that the outlook for European interest rates remains fairly stable, with growth picking up marginally but inflation pressures staying benign. Dresdner RCM continues to expect interest rate volatility as the cycle of credit contagion may yet affect other countries in Asia and Eastern Europe. However, Dresdner RCM believes the most likely scenario involves an improvement in credit spreads (including emerging markets) next year.

PORTFOLIO COMPOSITION at October 31, 1997, was comprised of North American, European and Latin American positions. During the three-month period ended October 31, 1997, there were no significant changes in the overall composition of the Fund by region. Holdings of Latin American issues were modified with positions in Colombia and Mexico sold in favor of Panama and U.S. mortgages. Overall, RCS' investments averaged an AA credit rating, ranging from a high of AAA to a low of BB. Approximately 85% of the Fund's total investments were rated AAA. Latin American positions contributed all of the Fund's lower rated holdings, approximately 13% of total investments. The average effective maturity of RCS' investments was approximately 9.7 years. Portfolio duration was 4.3 years at October 31, 1997. U.S. and Canada positions contributed 30% of the Fund's duration (i.e., sensitivity to interest rates), while European and Latin American positions contributed 42% and 28%, respectively, to the Fund's duration.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
OCTOBER 31, 1997 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                          VALUE
CURRENCY    (000's)   DESCRIPTION                                                            (US$)
--------------------------------------------------------------------------------------------------

INVESTMENTS IN DEBT SECURITIES - 121.2%*
ARGENTINA - 6.1%
USD                   Republic of Argentina
             15,000    5.50%, Step-Up Coupon, 03/31/23                            $     10,237,500
              4,000    8.38%, 12/20/03                                                   3,520,000
              5,000    9.75%, 09/19/27                                                   4,175,000
              4,000   10.95%, 11/01/99                                                   4,050,000
                                                                                  ----------------
                      Total Argentina                                                   21,982,500
                                                                                  ----------------
MEXICO - 5.0%
USD                   United Mexican States
              6,000    9.75%, 02/06/01                                                   6,150,000
              7,000   11.38%, 09/15/16                                                   7,385,000
              4,326   11.50%, 05/15/26                                                   4,628,820
                                                                                  ----------------
                      Total Mexico                                                      18,163,820
                                                                                  ----------------
PANAMA - 4.3%
USD                   Republic of Panama
              4,000    7.88%, 02/13/02, 144A**                                           3,820,000
             13,518    8.88%, 09/30/27                                                  11,632,239
                                                                                  ----------------
                      Total Panama                                                      15,452,239
                                                                                  ----------------
UNITED STATES - 105.8%
USD                   MORTGAGE-BACKED SECURITIES - 85.8%
            122,547   FHLMC   7.50%,  2025 - 2026                                      125,310,486
             20,605   FNMA    7.50%,  2026 - 2027                                       21,059,369
             32,011   GNMA    7.50%,  2006 - 2027                                       32,763,393
             17,663   FHLMC   8.00%,  2023 - 2025                                       18,311,889
              4,618   GNMA    8.00%,  2016 - 2022                                        4,856,445
                658   GNMA    8.50%,  2016 - 2023                                          691,583
             57,915   FNMA    7.50%,  2027 TBA                                          59,185,076
             29,000   GNMA    7.50%,  2027 TBA                                          29,671,640
             10,289   FHA Project Pool 56,   7.43%, 11/01/22                            10,564,211
              5,919   FHA Project Pool 144 S, 7.43%, 06/01/24                            6,054,381
                                                                                  ----------------
                      Total Mortgage-Backed Securities                                 308,468,473
                                                                                  ----------------

 * PERCENTAGE OF NET ASSETS.
** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
   MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
OCTOBER 31, 1997 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                          VALUE
CURRENCY    (000's)   DESCRIPTION                                                            (US$)
--------------------------------------------------------------------------------------------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS - 20.0%
                      DLJ Mortgage Acceptance Corp.
              1,000   Series 1994-MF11, Class A2 8.10%, 06/18/04                  $      1,052,188
              4,850   Series 1994-MF11, Class A3 8.10%, 06/18/04                         5,052,525
                      Federal Home Loan Mortgage Corp.
             17,932   Series 1667, Class PE 6.00%, 03/15/08                             17,824,828
             22,786   Series 1665, Class N 6.50%, 01/15/24                              22,309,235
                      G E Capital Mortgage Services, Inc.
              4,311   Series 1994-12, Class B1 6.00%, 04/25/09                           4,157,086
             22,000   Series 1994-10, Class A15 6.50%, 03/25/24                         21,651,094
                                                                                  ----------------
                      Total Collateralized Mortgage Obligations                         72,046,956
                                                                                  ----------------
TOTAL INVESTMENTS -- (COST $422,640,751)                                               436,113,988
                                                                                  ----------------
Payable for Investments Purchased - (24.6%)                                            (88,541,791)
Payable for Investments Sold on a Forward Commitment Basis, net - (28.5%)+            (102,590,388)
Other Assets Less Liabilities - 31.9%                                                  114,728,592
                                                                                  ----------------
NET ASSETS -- 100.0%                                                              $    359,710,401
                                                                                  ----------------
                                                                                     -------------

TERMS
FHA  -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
TBA  -- To Be Announced, Standard Settlement
USD  -- United States Dollar

+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities:

          PRINCIPAL                                                    VALUE
CURRENCY    (000's)   DESCRIPTION                                      (US$)
----------------------------------------------------------------------------
USD       $  32,250   U.S. Treasury Bonds 6.25%, 08/15/23       $ 32,328,368
USD           8,200   U.S. Treasury Bonds 6.50%, 11/15/26          8,563,178
USD           3,050   U.S. Treasury Bonds 6.88%, 08/15/25          3,312,209
USD          51,100   U.S. Treasury Bonds 7.13%, 02/15/23         56,807,359
          ---------                                             ------------
          $  94,600   (Proceeds $97,609,739)                    $101,011,114
          ---------                                             ------------
          ---------                                             ------------

SUPPLEMENTAL_ INFORMATION

                              INTEREST RATE SWAPS

An interest rate swap is a financial contract that typically involves an exchange of obligations by two parties. For example, the Fund may exchange with another party their respective rights to receive fixed interest rate payments for floating interest rate payments. RCS will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund and one to the Fund) are netted out, with the Fund receiving or paying only the net amount of the two payments.

Beginning in 1995, Dresdner RCM sought to find a more efficient way to hold foreign bonds in developed countries such as Germany and The Netherlands, while minimizing currency risk. Dresdner RCM found, in U.S. dollar-denominated interest rate swaps, a way to help RCS achieve its goals. First, swaps allow RCS to benefit from stable or declining foreign interest rates. Second, they produce income. Third, they avoid foreign currency exchange risk, since all interest payments and any future gains or losses are in U.S. dollars.

As of October 31, 1997, the Fund had the following outstanding interest rate swap agreements at the following rates:

            COUNTER-
 NOTIONAL      PARTY                                    SWAP
   AMOUNT     CREDIT                   TERMINATION  MATURITY        RATE             UNREALIZED
  (000'S)     RATING  COUNTRY                DATE       DATE    RECEIVED  RATE PAID  APPRECIATION
-----------------------------------------------------------------------------------------------
$  25,000          A  Belgium              1/4/99     1/3/04       6.05%      3.50%+  $ 739,100
   25,000        AAA  Canada              6/20/99    6/20/04       5.95%      3.89%+    636,525
   50,000        AAA  Canada               1/4/99     1/3/04       6.05%      3.60%+  1,519,550
   25,000          A  Finland              1/4/99     1/3/02       5.82%      3.75%+    396,500
   75,000         AA  Germany              1/4/99     1/3/02       5.42%      3.45%+    858,300
   25,000        AAA  The Netherlands      1/4/99     1/3/02       5.38%      3.37%+    255,175
   25,000          A  The Netherlands      1/4/99     1/3/02       5.38%      3.37%+    260,200
   70,000         AA  United States        3/1/98     3/1/98       5.66%*     5.49%      58,590
     ------------------------------------------------------------------------------------------
$ 320,000                                                                             $4,723,940
     ------------------------------------------------------------------------------------------

* FLOATING RATE BASED ON 1-MONTH LIBOR (LONDON INTERBANK OFFERED RATE).

+ FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE.

FINANCIAL_ HIGHLIGHTS

Supplementary data for a share outstanding are presented for the periods indicated:

                                                                        NINE MONTHS
                                                                              ENDED                              2/24/94*
                                                                           10/31/97   YEAR ENDED   YEAR ENDED     THROUGH
                                                                        (UNAUDITED)      1/31/97      1/31/96   1/31/95**
                                                                        -----------   ----------   ----------   ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                                   $   11.87    $    11.64   $    10.85   $   12.50
                                                                        -----------   ----------   ----------   ---------
  Net investment income                                                       0.75          0.94         0.96        0.83
  Net realized and unrealized gain (loss)                                    (0.17)         0.21         0.72       (1.71)
                                                                        -----------   ----------   ----------   ---------
  Net increase (decrease) in net assets
    resulting from operations                                                 0.58          1.15         1.68       (0.88)
  Distributions:
    Net investment income                                                    (0.66)        (0.92)       (0.89)      (0.75)
    Offering costs                                                              --            --           --       (0.02)
                                                                        -----------   ----------   ----------   ---------
  Net asset value, end of period                                         $   11.79    $    11.87   $    11.64   $   10.85
                                                                        -----------   ----------   ----------   ---------
  Market price, end of period                                            $  10.938    $   10.625   $    10.25   $   9.625
                                                                        -----------   ----------   ----------   ---------
  Total return based on market price                                          9.34%+       13.57%       16.21%     (17.21)%+
  Total return based on net asset value                                       5.50%+       11.72%       17.07%      (6.68)%+
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000s)                                    $ 359,710    $  362,102   $  355,287   $ 331,166
  Ratio of expenses to average net assets                                     1.24%++       1.25%        1.20%       1.15%(a)++
  Ratio of net investment income to average net assets                        8.36%++       8.21%        8.50%       7.79%(a)++
  Portfolio turnover                                                            18%+          59%          96%        158%+

 * COMMENCEMENT OF INVESTMENT OPERATIONS.
 ** AUDITED BY PRIOR AUDITORS.
 + NOT ANNUALIZED.
 ++ ANNUALIZED.
  (a) RATIOS INCLUDE CERTAIN ORDINARY OPERATING EXPENSE WAIVERS. WITHOUT SUCH WAIVERS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.24% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 7.71%.

DIVIDEND REINVESTMENT PLAN
-----------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if the net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

CORPORATE INFORMATION
-----------------------------

DIRECTORS
Gary W. Schreyer, CHAIRMAN AND PRESIDENT
William A. Hasler
Francis E. Lundy
James M. Whitaker

OFFICERS
Richard W. Ingram
 CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURER
John E. Pelletier
 VICE PRESIDENT AND ASSISTANT SECRETARY
Elizabeth A. Keeley
 VICE PRESIDENT AND ASSISTANT SECRETARY
Caroline M. Hirst
 SECRETARY AND TREASURER

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

INVESTMENT MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

PORTFOLIO MANAGERS
Eamonn F. Dolan
Stephen Kim
Jack L. Bernard
Mark E. Raaberg

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 426-5523

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

Dresdner RCM Global Investors LLC is an institutional money manager headquartered in San Francisco with approximately $60 billion in managed assets, including approximately $14 billion in fixed income securities. Dresdner RCM has over 20 years of experience in active fixed income investment management for corporate retirement plans, endowments, foundations, insurance companies, nuclear decommissioning trusts and select individuals.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF THE MOST RECENT ANNUAL REPORT (INCLUDING AUDITED FINANCIAL STATEMENTS), PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111